SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

WABASH NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Sagamore Parkway South Lafayette, Indiana	47905

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310

 (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On May 19, 2010, Wabash National Corporation (the “Company”) entered into the Consent and Amendment No. 1 to the Third Amended and Restated Loan and Security Agreement by and among the Company and certain of its subsidiaries identified on the signature page thereto, Bank of America, N.A., as a lender and as agent, and the other lender parties thereto (the “Amendment”). The Amendment was entered into to permit the early redemption of the Company’s Series E-G Preferred Stock and is contingent on the Company’s ability to raise gross proceeds of $75,000,000 by May 31, 2010 in an underwritten public offering of its Common Stock.  In connection with the Amendment, the Company is required to pay down its revolving credit facility with no less than $23,000,000 of the proceeds of the offering plus an amount equal to the net cash proceeds in excess of $75,000,000.  The repayment will not reduce the Company’s revolving loan commitments.  Pursuant to the Amendment, if the availability under the Company’s revolving credit facility is less than $15,000,000 at any time before the earlier of (i) August 14, 2011 or (ii) the date that monthly financial statements are delivered for the month ending June 30, 2011, the Company is required to maintain a varying minimum EBITDA and is restricted in the amount of capital expenditures it can make during such period.  If the Company’s availability is less than $20,000,000 thereafter, the Company is required to maintain a fixed charge coverage ratio for the 12 month period ending on the last day of the calendar month that ended most recently prior to such time of not less than 1.10 to 1.0.  In addition, the Amendment modifies the Company’s borrowing base by eliminating a $12,500,000 facility reserve while reducing the fixed assets sub-limit from $30,300,000 to $17,800,000.

The description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Amendment, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

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Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

10.1
Consent and Amendment No. 1 to the Third Amended and Restated Loan and Security Agreement, by and among the Company and certain of its subsidiaries identified on the signature page thereto, Bank of America, N.A., as a Lender and as Agent, as the other Lender parties thereto

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wabash National Corporation

Date: May 21, 2010	By:	/s/ Mark J. Weber

Mark J. Weber
Senior Vice President and Chief Financial Officer

Exhibit Index

No.	Exhibit
10.1
Consent and Amendment No. 1 to the Third Amended and Restated Loan and Security Agreement, by and among the Company and certain of its subsidiaries identified on the signature page thereto, Bank of America, N.A., as a Lender and as Agent, as the other Lender parties thereto